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                                                 Exhibit 23(a)









                 CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-59405) and in the Registration Statement on Form
S-8 (No. 33-50031) of PP&L Resources, Inc. of our report dated
February 1, 1996 appearing on page 45 of this Form 10-K.







(Signed) Price Waterhouse LLP


PRICE WATERHOUSE LLP

Philadelphia, Pennsylvania
March 1, 1996